                                                                   Exhibit 99.11


(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC2
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[840,000,000] (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-BC2

                                  (SURF LOGO)

                           WILSHIRE CREDIT CORPORATION

                                    SERVICER

                             J.P. MORGAN CHASE BANK
                                     TRUSTEE

                                  MAY [9], 2005

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC2
--------------------------------------------------------------------------------


The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

COLLATERAL ANALYSIS

                                                   (deal as a whole)
                                      Wtd Avg          Percent of        Wtd Avg          Wtd Avg   Wtd Avg    Wtd Avg
FICO Low     FICO High     LTV    Current Balance   Current Balance       GWAC     % MI    FICO       DTI        LTV
--------     ---------     ---    ---------------   ---------------       ----     ----    ----       ---        ---
  500          524        > 65%      141,550.57               1.13      8.0949       0     513       40.84      77.81
  525          549        > 65%      148,644.91               5.29      7.6535       0     539       40.31      80.22
  550          574        > 65%      141,597.40              11.77      7.7951       0     564       41.64      82.67
  575          599        > 70%      136,559.59              14.79      7.3829       0     587       41.49      84.12
  600          624        > 70%      132,045.21              20.25      7.2062       0     612       41.08      85.22
  625          649        > 70%      133,974.83              19.35      7.1889       0     637       41.45      86.56
  650          674        > 80%       88,720.88               4.81       7.954       0     657       41.24      93.94
  675          699        > 80%       54,804.28               1.17      9.1422       0     686       41.49      97.16
  700          724        > 80%       44,869.99               0.40       9.858       0     711       39.25      98.91
  725          749        > 85%       50,275.93               0.31      9.7628       0     737       42.24      98.95
  750          774        > 85%       45,049.01               0.11      10.047       0     761       43.14      99.82
  775          799        > 85%       58,046.51               0.07      10.012       0     789       44.48        100
  800 max                 > 85%       54,363.99               0.02      10.151       0     802       40.84        100



FICO Low     FICO High     % SFD     % PUD   % Owner Occ   % Full Doc   % Ltd Doc   % Stated Doc  % Int Only   % CA    % NY    % FL
--------     ---------     -----     -----   -----------   ----------   ---------   ------------  ----------   ----    ----    ----
  500          524         83.3     14.18          99.23      80.91         4.82          14.26          0     21.79       0     2.5
  525          549         75.3     14.29          99.76      83.07         2.92          14.01       8.32     16.47    1.19    2.11
  550          574         77.6     15.82           98.9      79.96         2.92          17.13      11.12     13.68    3.68    3.26
  575          599         73.8     19.29          98.96      80.39         0.97          18.64      18.22     14.06     0.9    4.38
  600          624         74.6     15.39           97.3       69.7         1.59          28.71      25.15     20.07    0.43    4.56
  625          649         74.3     15.22          97.04      45.84         1.93          52.23      28.45     22.43    2.46    6.33
  650          674           70     17.31          93.26         45         1.03          53.97      19.23     22.42    1.57    4.49
  675          699         70.7     21.44           98.8      30.73         0.47           68.8      12.83     26.93    0.24    5.65
  700          724         60.4      25.4            100      16.59            0          83.41          0     23.45    2.33    4.96
  725          749         65.3     10.97            100      10.13            0          89.87          0     25.16    2.56    2.88
  750          774         62.8     24.02            100      14.76            0          85.24          0     28.36       0   13.54
  775          799         50.5      18.2            100      10.37            0          89.63          0     81.03       0       0
  800 max                   100         0            100      21.82            0          78.18          0     78.18       0       0

                                     Wtd Avg           Percent of       Wtd Avg            Wtd Avg   Wtd Avg    Wtd Avg
LTV Low     LTV High     DTI     Current Balance    Current Balance      GWAC      % MI     FICO       DTI        LTV
-------     --------     ---     ---------------    ---------------      ----      ----     ----       ---        ---
 60%          64%      > 49.9%       192,211.74                0.18     6.6961       0       570      52.05      63.01
 65%          69%      > 49.9%       207,307.32                0.12     7.0484       0       560      51.37      67.88
 70%          74%      > 49.9%       198,242.98                0.28     6.9524       0       586      53.18      73.89
 75%          79%      > 49.9%       170,958.58                0.63     6.6971       0       586      51.92       77.7
 80%          84%      > 49.9%       145,922.13                2.21     7.2218       0       594      52.17      80.53
 85%          89%      > 49.9%       194,238.21                0.60      7.102       0       589      52.01       87.1
 90%          94%      > 49.9%       181,036.03                1.01     7.4488       0       600       52.1      90.18
 95%          99%      > 49.9%       151,478.31                0.50     7.5168       0       615      51.87      95.45
100% max               > 49.9%


LTV Low     LTV High    % SFD     % PUD   % Owner Occ   % Full Doc   % Ltd Doc   % Stated Doc   % Int Only   % CA     % NY     % FL
-------     --------    -----     -----   -----------   ----------   ---------   ------------   ----------   ----     ----     ----
 60%          64%       64.9     22.66            100      69.62            0          30.38       19.74     19.74        0        0
 65%          69%         58     42.04            100      38.28        27.39          34.33           0     44.69        0        0
 70%          74%       84.9      5.17          87.76      58.58            0          41.42        4.88      19.6        0     7.22
 75%          79%       71.3     19.33            100      86.81          9.3            3.9           0     23.45        0        0
 80%          84%       65.8     26.18          98.03      87.87         0.85          11.28       12.06      9.83     1.57     3.15
 85%          89%       67.2      30.3           95.2      75.34         6.52          18.14        4.95      5.86        0     2.94
 90%          94%       70.1     16.73          93.03      81.55         5.66          12.79          23     13.48     0.43        0
 95%          99%       89.1      6.21          91.57      89.99            0          10.01       12.77     33.87        0     3.24
100% max

                                       Wtd Avg            Percent of        Wtd Avg              Wtd Avg   Wtd Avg    Wtd Avg
DTI Low    DTI High      FICO      Current Balance     Current Balance       GWAC       % MI      FICO       DTI        LTV
-------    --------      ----      ---------------     ---------------       ----       ----      ----       ---        ---
20%          24%        < 525         114,202.67                 0.08      8.6637         0       515      23.33      75.54
25%          29%        < 550         131,329.64                 0.66      7.8006         0       536      27.74      74.42
30%          34%        < 575         139,170.76                 2.22       7.595         0       550      32.71      78.16
35%          39%        < 600         135,439.18                 5.93      7.5859         0       569      37.56      80.72
40%          44%        < 625         140,122.36                13.98      7.4366         0       587      42.71      82.46
45%          49%        < 650         153,351.46                23.71         7.3         0       598      47.67      83.22
50%          54%        < 675         154,889.08                 5.68      7.2959         0       594      51.93      83.46
55% max                 < 700         178,325.37                 0.32      7.3903         0       597      55.57      83.47


DTI Low    DTI High   % SFD   % PUD   % Owner Occ    % Full Doc   % Ltd Doc   % Stated Doc   % Int Only     % CA      % NY     % FL
-------    --------   -----   -----   -----------    ----------   ---------   ------------   ----------     ----      ----     ----
20%          24%      77.6    22.39          100       55.02        25.35          19.63           0           0         0        0
25%          29%      74.3    19.16          100       82.68         13.1           4.22       19.56       20.29         0     4.22
30%          34%      73.8    16.23        98.84       83.11            0          16.89         7.3        10.7      7.96     0.87
35%          39%      78.7    13.78        99.19       80.77         0.66          18.57       10.98       17.08      2.26     4.84
40%          44%      76.8    13.89         98.6       71.15         1.41          27.44       19.88       20.51      1.62     4.79
45%          49%      71.9    17.73        98.01       67.57         1.44          30.99          25       25.27      1.37     3.99
50%          54%      70.5    20.99        96.12       81.97         3.66          14.37       10.48       14.77      0.69     2.66
55% max               79.6     5.51          100       86.99            0          13.01       15.64       30.44         0     3.13

LIMITED AND STATED DOC

                             Wtd Avg            Percent of     Wtd Avg              Wtd Avg   Wtd Avg    Wtd Avg
FICO Low   FICO High    Current Balance     Current Balance     GWAC       % MI      FICO       DTI        LTV
--------   ---------    ---------------     ---------------    ----        ----      ----       ---        ---
 NA           NA         115,997.24                 0.01        7.65         0         0      47.87         75
500          524         216,348.25                 0.33      8.1201         0       514      43.23      69.27
525          549         175,882.52                 1.03      7.7625         0       539      40.95       74.8
550          574         188,988.28                 2.72      7.3742         0       564      41.18      77.22
575          599         179,911.45                 3.41      7.4884         0       588      39.59      79.78
600          624         158,606.83                 7.25      7.5306         0       613       40.4      82.71
625          649         132,805.51                10.69      7.3853         0       638      41.36      84.91
650          674         125,291.98                 7.99      7.3818         0       660       41.7      84.69
675          699         119,426.58                 4.00      7.2667         0       685      42.32      82.92
700          724         105,953.09                 1.65      7.1904         0       711       39.9      83.75
725          749         122,381.91                 1.30      7.1669         0       736      42.18      84.02
750          774         119,826.42                 0.49      7.4056         0       761      42.42      83.92
775          799         156,708.17                 0.32       7.324         0       791      43.34      83.91
800 max                  159,417.81                 0.08      7.1409         0       801      46.54         84


FICO Low   FICO High   % SFD    % PUD    % Owner Occ   % Full Doc   % Ltd Doc   % Stated Doc   % Int Only    % CA     % NY     % FL
--------   ---------   -----    -----    -----------   ----------   ---------   ------------   ----------    ----     ----     ----
 NA           NA        100         0            100          0            0            100           0          0        0        0
500          524       95.3         0            100          0        16.27          83.73           0      53.07        0        0
525          549       72.7     12.34          97.87          0        15.05          84.95       14.91      33.12        0     7.05
550          574       78.1      9.72          97.88          0         12.6           87.4       24.89      27.71      8.9      5.1
575          599       74.3     17.84          99.62          0         5.34          94.66       19.89      26.68     3.54     7.36
600          624       73.4      14.3          97.44          0         4.76          95.24       22.69      29.72     0.85     4.62
625          649       75.6      15.8          99.31          0         3.49          96.51        28.2      22.49     2.53     7.53
650          674         71     17.69          99.39          0         1.93          98.07       34.16      29.67     1.25     6.43
675          699       65.5     21.97          98.61          0         0.69          99.31       37.19      30.76     0.35     6.99
700          724       60.7      25.2            100          0            0            100       37.63      24.65     2.79     4.45
725          749       62.8     14.36            100          0            0            100       23.95      27.48     3.07     2.17
750          774       56.8     27.87            100          0            0            100       20.32      32.95        0     15.7
775          799       50.9     19.85            100          0            0            100       46.52      88.37        0        0
800 max                 100         0            100          0            0            100       45.04        100        0        0


IO LOANS

                              Wtd Avg            Percent of       Wtd Avg              Wtd Avg   Wtd Avg    Wtd Avg
FICO Low    FICO High    Current Balance     Current Balance       GWAC       % MI      FICO       DTI        LTV
--------    ---------    ---------------     ---------------       ----       ----      ----       ---        ---
 500          524
 525          549           268,325.78              0.51          7.101         0       543      36.51      77.24
 550          574           256,776.21              1.35         7.2939         0       564      42.83      81.83
 575          599           219,837.13              3.06         6.7497         0       588      41.82      80.33
 600          624           217,784.17              5.63         6.5497         0       613      41.14       81.4
 625          649           248,019.22              5.64         6.5288         0       637      42.52      83.36
 650          674           241,919.14              3.66         6.4939         0       660      42.33      82.23
 675          699           230,875.99              1.90         6.2907         0       685      43.01       80.4
 700          724           232,968.93              0.78         6.2718         0       712      41.25         80
 725          749           227,693.79              0.38         6.1179         0       734      41.94         80
 750          774           207,000.00              0.10         6.6235         0       758      45.13         80
 775          799           413,066.67              0.15         6.9044         0       792      45.23         80
 800 max                    287,200.00              0.03            6.1         0       800      44.97         80


FICO Low     FICO High   % SFD     % PUD   % Owner Occ   % Full Doc   % Ltd Doc   % Stated Doc   % Int Only    % CA    % NY    % FL
--------     ---------   -----     -----   -----------   ----------   ---------   ------------   ----------    ----    ----    ----
 500          524
 525          549           74     18.49           100      70.08        16.83          13.09         100      63.05       0       0
 550          574         63.3     26.96           100      49.63        10.69          39.68         100       53.4    7.53    3.53
 575          599         72.3     21.29           100      77.88         2.82           19.3         100      44.15    2.14    5.19
 600          624         70.8     18.88           100      70.76         1.71          27.53         100      51.77    0.54    2.18
 625          649         75.8     16.91           100      46.55         0.97          52.48         100      48.17    0.53    5.38
 650          674         74.6     16.48           100      25.34            0          74.66         100      44.62       0    4.07
 675          699         66.6     24.18           100      21.66         1.17          77.17         100      40.39       0    8.76
 700          724         54.9     35.18           100      19.93            0          80.07         100      42.04    4.75       0
 725          749         77.3     11.14           100      18.16            0          81.84         100      47.78       0       0
 750          774         63.7         0           100          0            0            100         100      63.67       0       0
 775          799         32.6     34.15           100          0            0            100         100        100       0       0
 800 max                   100         0           100          0            0            100         100        100       0       0